UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          Current Report Pursuant to
              Section 13 or 15 (d) of the Securities Act of 1934


                               January 5, 2001
              Date of Report (Date of earliest event reported)

                     ADVANCED PRECISION TECHNOLOGY, INC.


            NEVADA                 000-31171                 87-0455378
(State of other jurisdiction   (Commission number)        (I.R.S. Employer
 of incorporation)                                        identification No.)

              2271-D South Vasco Road, Livermore, CA      94550
               (Address of principal executive offices)   (Zip)

                                 925-447-6900
                         (Issuer's telephone number)

                     ADVANCED PRECISION TECHNOLOGY, INC.

Item 1.     Changes in Control of Registrant
               Not applicable

Item 2.     Acquisition of Disposition of Assets
               Not applicable

Item 3.     Bankruptcy or Receivership
               Not applicable

Item 4.     Changes in the Small Business Issuer's Certifying Accountant.

     1. Effective December 19, 2000, the Company engaged Feldman Sherb & Co., P.C., CPA's. The previous auditor, Arthur Korn, CPA (Korn) resigned at an earlier date when he agreed to become CFO for the Company. The decision to change accountants was approved by Advanced Precision Technology, Inc.'s Board of Directors.

            The financial statements as of and for the years ended December 31, 1999 and 1998, contained no adverse opinion or a disclaimer of opinion, and were modified as to uncertainty of the Company to continue as a going concern.

            During the two fiscal years ended December 31, 1999 and 1998 and the subsequent interim period through January 5, 2001, (i) there were no disagreements with Korn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to his satisfaction would have caused him to make reference in connection with his report to the subject matter of the disagreement, and (ii) Korn has not advised the small business issuer of any of the information as defined in paragraph (B)(1) through (3) of Regulations S-B Item 304 (a)(1)(iv).

     2. Effective December 19, 2000, the Company engaged Feldman Sherb & Co., P.C., CPAs, as its principal accountants to audit the Company's Financial Statements. During the Company's last two most recent fiscal years and the subsequent interim period to date hereof, the Company has not consulted with Feldman Sherb & Co., P.C., CPAs, on items which (1) concerned the application of accounting principles to a specified transaction, whether complete or proposed or (2) concerned the subject matter of a disagreement or reportable event with Arthur Korn, CPA.

     3. The Company has requested Arthur Korn, CPA to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Arthur Korn, CPA agrees with the statements contained in the first paragraph above. A copy of the letter from Arthur Korn, CPA to the Securities and Exchange Commission is filed as Exhibit 1 hereto.

Item 5.     Other Events
                  Not applicable

Item 6.     Resignation of Directors.
                  Not applicable

Item 7.     Financial Statements and Exhibits

          A.      Exhibits
               Exhibit 1: Letter from Arthur Korn, CPA to the  Securities and
                          Exchange Commission dated January 5, 2001.

Item 8.     Change in Fiscal Year
               Not applicable

Item 9.     Sales of Equity Securities Pursuant to Regulation S
               Not applicable

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 5, 2001                BY: /s/ Bruce Pastorius
                                         --------------------------
                                              Bruce Pastorius
                                              President, Advanced Precision
                                              Technology, Inc.